SUMMARY PROSPECTUS

February 1, 2026

Timothy Plan Small Cap Value Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at fund.timothyplan.com or scv-i.timothyplan.com. You can also get this information at no cost by calling 800-846-7526 or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated February 1, 2026.

INVESTMENT OBJECTIVE

The investment objective of this Fund is to provide you with long-term growth of capital, with a secondary objective of current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees, to financial intermediaries, which are not reflected in the tables and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

CLASS I
Management Fee	0.85%
Other Expenses	0.47%
Acquired Funds Fees and Expenses (1)	0.07%
Total Annual Fund Operating Expenses (before fee waivers/reimbursements)	1.39%
Fee Waivers and/or Expense Reimbursements (2)(3)(4)	(0.14)%
Total Annual Fund Operating Expenses (after fee waivers/expense reimbursements)	1.25%

(1)

Acquired Funds Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Funds Fees and Expenses.

(2)

As described in the “Who Manages Your Money” section of the Fund’s prospectus, Timothy Partners, Ltd (“TPL”) has contractually agreed, through January 28, 2027, to waive five basis points (5bps) of the management fee paid by the Trust for the Fund.

(3)

Also as described in the “Management of the Fund,” TPL has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in money market funds, other equity and fixed income mutual funds and exchange-traded funds managed by TPL or its affiliates that have a contractual management fee, through January 28, 2027.

(4)	The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

SUMMARY PROSPECTUS (CLASS I) / 1

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$127	$426	$747	$1,656

Your costs for this share class would be the same whether or not you redeem your shares at the end of any period.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

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The Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in affiliated exchange-traded funds (“ETFs”) and in U.S. stocks with market capitalizations that fall within the range of companies included in the Russell 2000® Index (the “Index”). The Fund considers small-cap companies to be those companies within the market capitalization range of the Russell 2000® Index at the time of initial purchase. While the market capitalization range of the Russell 2000® Index changes throughout the year, it undergoes an annual reconstitution in June of each year. As of September 30, 2025, the capitalization range of U.S. stocks comprising the Index is approximately $10 million to $25.18 billion. This Fund invests using a value investing style, including value style ETFs. Value funds and ETFs typically emphasize stocks whose prices are below average in relation to such measures as earnings and book value; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

●

In determining the allocation between the ETFs and the sub-advised portfolio, the Adviser, in consultation with an outside market strategy group, considers, among other things, the short term versus a longer outlook, market stability and volatility, and whether the environment appears to be in a normal pro-growth, neutral, or contraction cycle.

●

In determining whether to invest in a particular company, the Fund’s Investment Manager focuses on a number of different attributes of the company, including the company’s market expertise, balance sheet, improving return on equity, price-to-earnings ratios, industry position and strength, management and a number of other factors. Analyzing companies in this manner is known as a “bottom-up” approach to investing. Companies that meet or exceed specific criteria established by the Manager in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under the Manager’s investment criteria.

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The Fund may invest in equity securities of foreign issuers in the form of American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a U.S. bank or trust company evidencing ownership of shares of foreign-based issuers and are an alternative to purchasing foreign securities in their national market and currency.

●

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.

●

The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography or promoting anti-family entertainment or unbiblical lifestyles. Timothy Partners, Ltd. (“TPL”) is Investment Adviser to the Funds and is responsible for determining what companies are deemed Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but could be found offensive to fundamental, traditional Judeo-Christian values. The Adviser establishes the Biblically Responsible Investing parameters that are employed by the research service provider in the creation of the “excluded list of companies” that may not be placed into any Timothy Plan portfolio. The research company may not alter, delete, or employ additional parameters without the prior knowledge and consent of the Adviser. In the event a company is discovered to be engaged in a prohibited practice, it will be liquidated as soon as reasonably practicable. The ETFs are passively managed. They are reviewed at the time of readjustment of the portfolios, which occurs twice a year. Securities that are determined to be in violation of the filters (as a result of changes since the initial review) between adjustment times will be liquidated from the portfolio at the time of the readjustment.

SUMMARY PROSPECTUS (CLASS I) / 2

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Smaller Company Investing Risk. Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

Excluded Security Risk. Because the Fund does not invest in Excluded Securities and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other funds that invest in a broader array of securities.

Stock Market Risk. The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

Foreign Risk. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a smaller number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. There is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

Exchange-Traded Fund Risk. An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the market.

General Risk. As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

Investing In Other Funds Risk. The Fund invests in the securities of other investment companies. To the extent that the Fund invests in other mutual funds, exchange-traded funds and other commingled funds, it will indirectly bear the expenses of those funds, which will cause the Fund’s return to be lower.

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad-based index and an index that is more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date returns are available on the Fund’s website at fund.timothyplan.com, or by calling the Fund at (800) 846-7526.

SUMMARY PROSPECTUS (CLASS I) / 3

Year-by-year Annual Total Returns for Class I Shares

(for calendar years ending on December 31)

BEST QUARTER	WORST QUARTER
Dec-20	Mar-20
26.09%	-33.01%

Average Annual Total Returns

(for periods ending on December 31, 2025)

SMALL CAP VALUE	CLASS I
	1 Year	5 Years	10 Years
Return before taxes	0.72%	6.85%	8.12%
Return after taxes on distributions (1)	-0.77%	5.02%	6.45%
Return after taxes on distributions and sale of shares (1)	1.00%	4.99%	6.16%
Russell 3000 Index (2) (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000 Index (2) (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, return after taxes on distributions and sale of shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of shares or provides an assumed tax benefit that increases the return.

(2)

The Russell 3000 Index is an unmanaged index of 3000 companies in the United States, and therefore reflects the broad market sector for the Fund. The Russell 2000 Index is a more closely defined index which is a widely recognized, unmanaged index of 2000 Small Capitalization companies in the United States. The indices assume reinvestment of all dividends and distributions and do not reflect any asset-based charges for investment management or other expenses.

INVESTMENT ADVISER

Timothy Partners, Ltd.

PORTFOLIO MANAGERS

Art Ally, President and Chief Investment Officer of Timothy Partners, Ltd., the Adviser, has managed the equity allocation of the Fund’s investment portfolio and determined the allocations between ETFs and the sub-advised portfolio since 2019.

Brian Mumbert, Vice President of TPL, and Greg Ally, Vice President of TPL, have served on the investment allocation team since 2025.

SUB-ADVISER

Westwood Management Corp. (“Westwood”) serves as Investment Manager to the Fund.

SUMMARY PROSPECTUS (CLASS I) / 4

PORTFOLIO MANAGERS

William E. Costello, CFA® and Matthew R. Lockridge have served the Fund since 2010.
Frederic G. Rowsey, CFA® has served the Fund since 2013.
A. Jordan Latimer, CFA® has served the Fund since 2024.

PURCHASE AND SALE OF SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Class I shares are only available to fee-based investment advisers for the benefit of their clients, institutional investors, and certain investment platforms. The minimum initial purchase or exchange into the Fund ranges from $100,000 to $0, depending upon account type. The minimum subsequent investment amount ranges from $25,000 to $0, depending upon account type. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (“IRA”) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS (CLASS I) / 5

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